Exhibit 10.20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT AND MODIFICATION TO

CO-PROMOTION AGREEMENT

This AMENDMENT AND MODIFCATION AGREEMENT dated as of December 21, 2015 (this “Amendment”) modifies the CO-PROMOTION AGREEMENT (the “Agreement”) by and between KADMON PHARMACEUTICALS, LLC (“Kadmon”) and VIVUS INC., (“Vivus”) executed on June 1, 2015. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Parties have entered into the Agreement and now desire to amend and modify certain terms as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and provisions contained herein and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Effective as of January 1, 2016, the definition of KADMON is amended to mean Kadmon Pharmaceuticals, LLC a company organized under the laws of Pennsylvania.

2.              Effective as of January 1, 2016, Section 15.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“15.1         Term. The term of this Agreement shall commence on the Effective Date and shall continue until December 31, 2015 (the “Initial Term”). The Initial Term shall automatically be extended for subsequent one(1) year terms (the “Renewal Term(s)”), unless earlier terminated in accordance with this Section 15 or in the event that either Party notifies the other of its intent to terminate this Agreement in writing at least thirty(30) days prior to the expiration of the then current Renewal Term (the “Renewal Term(s)” together with the “Initial Term” being the “Term”).”

3.              Effective as of January 1, 2016, new Section 15.2.2 is hereby added to the Agreement.

“15.2.2     Either Party may terminate this Agreement for any reason and at any time during the Term by providing ninety(90) days prior written notice to the other Party.”

4.              Effective as of January 1, 2016, Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.1           Development of Promotional Materials. VIVUS, at its sole cost and expense, shall develop all Promotional Materials. VIVUS represents and warrants that all Promotional Materials shall be in compliance with all Applicable Law at the time they are provided by VIVUS to KADMON. KADMON shall not be required to use any Promotional Materials provided by VIVUS if KADMON reasonably and in good faith believes that the use of such Promotional Materials in the performance of its obligations under this Agreement would violate

1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Applicable Law or the KADMON Policies, provided, that KADMON promptly shall notify VIVUS of such belief and the Parties shall promptly engage in good faith discussions to attempt to resolve such situation. VIVUS shall promptly notify KADMON if at any time VIVUS determines, or if at any time VIVUS receives written notice from OPDP that it has made a final determination, that any Promotional Materials are not in compliance with Applicable Laws.”

5.              Effective as of January 1, 2016, Section 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.2   Delivery of Promotional Materials. VIVUS shall provide to KADMON all Promotional Materials. Additionally, at KADMON’s request, VIVUS shall ship Promotional Materials on KADMON’s behalf directly to Healthcare Providers (“HCPs”) and/or KADMON’s field personnel. KADMON shall reimburse VIVUS for all direct costs and expenses associated with the printing and shipment of Promotional Materials (“Promotional Expenses”) shipped on KADMON’s behalf. Any such reimbursement fees owed may be offset by VIVUS in accordance with Section 10.1.4 provided that VIVUS has given KADMON at least ten (10) days to review and dispute any such Promotional Expenses. The Parties agree to work in good faith to resolve any dispute regarding Promotional Expenses within *** days.”

6.              Effective as of January 1, 2016, Exhibit A of the Agreement is hereby deleted in its entirety and replaced with attached amended Exhibit A.

7.    Miscellaneous

(a)         The Agreement is amended only to the extent set forth herein, and all other terms of the Agreement shall remain the same and are not affected by this Amendment. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

(b)         The interpretation and construction of this Amendment shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Amendment to the substantive law of another jurisdiction.

(c)          This Amendment, its contents and any discussions regarding its contents and the Agreement constitute Confidential Information and shall continue to be governed by Article 12 of the Agreement.

(d)         Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment.

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(e)      This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile or PDF transmission shall be as effective as an original executed signature page.

(f)      The Agreement, together with its respective Exhibits, as modified or amended by this Amendment, constitute the entire agreement between the Parties, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof and thereof. No modification or amendment of this Amendment shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties.

[Intentionally Left Blank; Signature Page Follows]

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day and year first written above.

KADMON PHARMACUETICALS, LLC		VIVUS INC.

By	/s/ Eva Heyman	By	/s/ Sandra E. Wells
Name:	EVA HEYMAN	Name:	Sandra E. Wells, PhD
Title:	Chief Commercial Officer	Title:	VP, Patents & Assistant General Counsel

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

Kadmon Sequence IMS #	ME #	SHA ID	DEA #	NPI #	Account: First Name	Account: Last Name	Shipping Address Line 1	Shipping City	Shipping State/ Province	Shipping Zip/Postal Code

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

***